UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 31, 2004


                                 AMERALINK, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                        000-32311             86-1010347
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


               1940 Zinfandel Drive, Suite C
                    Rancho Cordova, CA                         95670
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         (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (916) 768-2160


               8776 East Shea, Suite B3A323, Scottsdale, AZ 85260
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT
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         On March 31, 2004, shareholders holding a majority of the common stock of AMERALINK, INC. sold, in a private transaction, all of their shares constituting 99.6% of the Company's issued and outstanding stock, to two individuals Robert Freiheit and Thomas J. Manz for $225,000 in personal funds. Robert Freiheit and Thomas J. Manz purchased, for consideration of $112,500 each, the issued and outstanding shares from Jo-Anne Ericksteen, Kevin Ericksteen, Deanna Olson and Robert B. Olson, for a resulting ownership by Robert Freiheit and Thomas J. Manz of 60% and 40% respectively. The shares will be held directly. See the chart below for additional detail.

      NAME          NATURE OF OWNERSHIP       NUMBER OF SHARES        PERCENT
      ----          -------------------       ----------------        -------
Robert Freiheit           DIRECT                  4,184,400             60%
 Thomas J. Manz           DIRECT                  2,789,600             40%

         Kevin Ericksteen and Deanna Olson, formerly President and Secretary/Treasurer respectively, have resigned as officers and directors of the Company in the ordinary course of this transaction and Robert Freiheit and Thomas J. Manz have been appointed to serve as directors until the next meeting of the stockholders or until they are replaced by a vote of the stockholders. Further, the board of directors has, through a unanimous consent executed on April 1, 2004, elected Robert Freiheit and Thomas J. Manz to serve as officers of the corporation in the following capacities: Robert Freiheit -President, and Thomas J. Manz -Secretary/Treasurer.

                            ________________________

                 SPECIAL NOTE ABOUT FORWARD-LOOKING INFORMATION

         This Report may contain certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements may include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources.

         When used in this document, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             AMERALINK, INC.


Dated: April 6, 2004                         By  /s/ Robert Freiheit
                                               -------------------------------
                                                Robert Freiheit, President

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